UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2018

RIGHT OF REPLY LTD

(Exact Name of Registrant as Specified in its Charter)

England and Wales	333-221276	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1st Floor, Victory House, 99-101, Regent Street W1B4EZ, London, United Kingdom	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44020 74671700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01	Changes in Registrant’s Certifying Accountant

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 19, 2018, the Board of Directors of Right of Reply Ltd. (ROR” or “Company”) decided to engage PFK Littlejohn LLP, London, United Kingdom, as independent principal accountant and auditor to report on the Company’s financial statements for the fiscal year ended December 31, 2018, including performing the required quarterly reviews.

In conjunction with the new engagement, the Company has dismissed its former accountant, Morison Cogen LLP, Blue Bell, PA (“Morison”), as the Company’s independent registered accounting firm effective September 19, 2018. Morison has served the Company well since 2017. Under Item 304 of Regulation S-K, the reason for the auditor change is dismissal, not resignation nor declining to stand for re-election.

During the Company’s two most recent fiscal years, the financial statements for which period were audited by Morison, and in the subsequent interim period when Morison was the auditor of record, (i) there were no disagreements with Morison on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Morison’s satisfaction, would have caused Morison to make reference in connection with its opinion to the subject matter of the disagreement, and (ii) there were no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K. Morison audited the financial statements for the year ended December 31, 2017 and for the period from Inception (June 20, 2016) through December 31, 2016, which had been prepared assuming that the Company would continue as a going concern and included an explanatory paragraph regarding the Company’s ability to continue as a going concern. Other than the going concern explanatory paragraph, the report of Morison on the Company’s financial statements for the year ended December 31, 2017 and for the period from Inception (June 20, 2016) through December 31, 2016 did not contain an adverse opinion or a disclaimer of an opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Attached as Exhibit 16.1 is a letter from Morison addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to Morison in this Current Report on Form 8-K.

On September 19, 2018, the Company approved the engagement of PFK Littlejohn LLP (“PFK”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2018. During the two most recent fiscal years and the subsequent interim period through the date of the dismissal of Morison, the Company did not consult with PFK regarding any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exh. No.	Description

16.1	Letter from Morison Cogen LLP to U.S. Securities and Exchange Commission dated September 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHT OF REPLY LTD.

DATE: September 20, 2018	By:	/s/ Thomas Brooks
	Name:	Thomas Brooks
	Title:	Chief Executive Officer